EXHIBIT 10.26

To the Borrower 1:

Xylem Holdings S.à r.l
11, Breedewues, L-1259 Senningerberg

Attention: Board of Managers

To the Borrower 2:

Xylem International S.à r.l.
11, Breedewues, L-1259 Senningerberg

Attention: Board of Managers

To the Guarantor:

Xylem Inc
1 International Drive,
Rye Brook, NY 10573, USA

Attention: General Counsel
DHL

Luxembourg, 3rd December 2015             JUOPS/MB/CAJ/jw/2015-3602

Subject:	XYLEM WATER TECHNOLOGIES (RSFF) (Serapis Nº 2012-0216, FI N° 81.921)

Finance contract between the European Investment Bank (the “Bank”) and Xylem Holdings S.a.r.l. (as “Borrower 1”) and Xylem International S.a.r.l. (as “Borrower 2”) and Xylem Inc. (as “Guarantor”), dated 14 December 2012 and as first amended and restated on 4 December 2013 and as amended on 28 June 2014 and 20 April 2015 (the “Finance Contract”).

(Borrower 1, Borrower 2 and the Guarantor, collectively the “Parties”.)

Amendment

Dear Sirs,

Reference is made to your request to extend by a further 3.6 months the Final Availabilty Date.
Unless otherwise defined in this letter, defined terms used in the Finance Contract shall have the same meaning when used herein.

1.	Amendments
The Bank and the Parties agree that the definition of the Final Availability Date in the Finance Contract shall be amended to be 31 March 2016.

2.	Governing law
Articles 11.01 and 11.02 of the Finance Contract shall apply to this letter, mutatis mutandis, as if they were set out herein.

In order to indicate your agreement to the above, we kindly request you to initial each page of the five originals of this Letter (other than the signatory page) and to date and duly sign each of the five originals. Please return to us two originals at your earliest convenience, including evidence of authorisation of the signatories of the Parties to sign and execute this letter. You may each retain one original for your records.

Yours faithfully,
EUROPEAN INVESTMENT BANK

Elina Kamenitzer Hanna Karczewska
Head of Division Head of Division

Agreed and accepted for and on behalf of:
Xylem Holdings S.à r.l. (as Borrower 1)

Name: Samir Patel            Danielle Kolbach
Title: Manager                Manager
Date: 8/12/2015                14/12/2015

Agreed and accepted for and on behalf of:
Xylem International S.à r.l. (as Borrower 2)

Name: Samir Patel            Danielle Kolbach
Title: Manager                Manager
Date: 8/12/2015                14/12/2015

Agreed and accepted for and on behalf of:
Xylem Inc. (as Guarantor)

Name: Samir Patel
Title: VP - Treasuer
Date: 8/12/2015

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